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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2003

Commission         Registrant, State of Incorporation         I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

333-42427          J. CREW GROUP, INC.                        22-2894486

                   (Incorporated in New York)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500

333-42423          J. CREW OPERATING CORP.                    22-3540930

                   (Incorporated in Delaware)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500

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Item 5. Other Events

        On May 6, 2003, J. Crew Group, Inc. (the "Company") successfully completed through J. Crew Intermediate LLC, its newly formed wholly-owned subsidiary ("Intermediate"), an exchange offer and consent solicitation (the "Exchange Offer") relating to the outstanding 13 1/8% Senior Discount Debentures due 2008 ("Existing Debentures") issued by the Company for Intermediate's 16.0% Senior Discount Contingent Principal Notes due 2008 ("New Notes"). Pursuant to the terms of the Exchange Offer, Intermediate issued a total of $193,346,138 in aggregate principal amount at maturity (not including contingent principal, if any, or accreted interest thereon) of New Notes in exchange for a total of $120,333,000 in aggregate principal amount of Existing Debentures tendered in the Exchange Offer. The Indenture under which the New Notes were issued is filed herewith as Exhibit 4.1. The Existing Debentures tendered in the Exchange Offer will be held by Intermediate.

        The New Notes were issued at a substantial discount from their principal amount at maturity. Cash interest will not accrue on the New Notes until November 15, 2005. In addition, on each May 15 from and after May 15, 2004 to and including May 15, 2008, the accreted value or the principal amount at maturity, as applicable, of the New Notes will be increased upon the achievement by the Company of consolidated EBITDA in excess of $50.0 million for the immediately preceding fiscal year by an amount equal to 10% of EBITDA in excess of $50.0 million.

        The New Notes were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and may not be resold without registration under the Act or except pursuant to an exemption from the registration requirements thereof. Pursuant to the Registration Rights Agreement filed herewith as Exhibit 4.2, the Company has agreed to exchange the New Notes for notes that have been registered under the Act, or to register the New Notes for resale, within 210 days of May 6, 2003.

        In connection with the Exchange Offer, the Company also received valid consents from a sufficient number of holders of the Existing Debentures to permit an amendment to the indenture governing the Existing Debentures. This amendment is reflected in the First Supplemental Indenture filed herewith as
Exhibit 4.3.

        On May 6, 2003, the Company also paid accrued interest on the Existing Debentures that were not tendered in the exchange offer, together with interest thereon at a rate of 13 1/8% per annum from April 15, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

4.1 Indenture, dated as of May 6, 2003, between J. Crew Intermediate LLC and U.S. Bank National Association, as trustee (relating to the New Notes).

4.2             Registration Rights Agreement, dated as of May 6, 2003, between
                J. Crew Intermediate LLC and U.S. Bank National Association on behalf of the Holders (as defined therein).

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4.3             First Supplemental Indenture, dated as of May 6, 2003, between
                J. Crew Intermediate LLC and U.S. Bank National Association, as successor trustee to State Street Bank and Trust Company (relating to the Existing Debentures).

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J. CREW GROUP, INC.
                                            J. CREW OPERATING CORP.

                                            By   /s/ Scott M. Rosen
                                              ----------------------------------
                                              Name:  Scott M. Rosen
                                              Title: Executive Vice-President
                                                     and Chief Financial Officer

Date: May 8, 2003

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                                  EXHIBIT INDEX

Exhibit Number   Description of Document
--------------   ---------------------------------------------------------------

4.1 Indenture, dated as of May 6, 2003, between J. Crew Intermediate LLC and U.S. Bank National Association, as trustee (relating to the New Notes).

4.2              Registration Rights Agreement, dated as of May 6, 2003, between
                 J. Crew Intermediate LLC and U.S. Bank National Association on behalf of the Holders (as defined therein).

4.3              First Supplemental Indenture, dated as of May 6, 2003, between
                 J. Crew Intermediate LLC and U.S. Bank National Association, as successor trustee to State Street Bank and Trust Company (relating to the Existing Debentures).

                                        5